Income taxes (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Deferred taxes
Federal	$ 30,847	$ 24,528	$ (58,727)	$ 27,345	$ 69,046
State	1,334	1,209	(647)	(1,533)	4,960
Total income tax expense	(32,181)	(25,737)	(59,374)	25,812	74,006
Federal income tax rate (as a percent)	34.00%		34.00%
Reconciliation of income tax (expense) benefit computed by applying the federal income tax rate to pre-tax loss from operations
Income tax expense computed by applying the statutory rate	(30,393)	(24,303)	(56,076)	(20,548)	87,891
State income tax, net of federal tax benefit and increase in valuation allowance	(1,900)	(1,189)	(2,530)	(1,118)	3,110
Income from non-taxable entity		16	30	48	61
Non-deductible compensation	(655)	(287)	(2,078)	(418)	(482)
Change in valuation allowance	(2)	(2)	660	47,888	(16,476)
Other items	769	28	620	(40)	(98)
Total income tax expense	$ (32,181)	$ (25,737)	$ (59,374)	$ 25,812	$ 74,006